FINANCE INCOME AND FINANCE COSTS	12 Months Ended
Dec. 31, 2020
NOTE 17 - FINANCE INCOME AND FINANCE COSTS

Finance income and finance costs for the years ended December 31, 2020, 2019 and 2018, are detailed below:

In Thousands of US Dollars
Description	2020	2019	2018

Interest income	$27	$213	$72
Net foreign exchange gain(loss)	(3)	(12)	(7)
Finance income	24	201	65
Interest and bank charges	(30)	(18)	(18)
Financial costs	(30)	(18)	(18)
Operating lease interest expense	(12)	(20)	-
Total finance income and costs	$(18)	$163	$47